EXHIBIT 10-BBt
LIMITED WAIVER

THIS LIMITED WAIVER dated as of April 29, 2013 (this “Limited Waiver”) is entered into by and among TECH DATA CORPORATION, a Florida corporation (“Tech Data”), as collection agent (in such capacity, the “Collection Agent”), TECH DATA FINANCE SPV, INC., a Delaware corporation, as transferor (in such capacity, the “Transferor”), LIBERTY STREET FUNDING CORP., a Delaware corporation, as a Class Conduit and as a Class Investor, CHARIOT FUNDING LLC, a Delaware limited liability company, as successor by merger to Falcon Asset Securitization Company LLC, as a Class Conduit and as a Class Investor, THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency, as a Class Agent and as a Class Investor, JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), a national banking association, as a Class Agent and as a Class Investor, and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as a Class Investor and as Administrative Agent, under and in connection with that certain Transfer and Administration Agreement dated as of May 19, 2000, as last amended by Amendment No. 18 thereto, dated as of October 31, 2012 (as amended, the “Transfer and Administration Agreement”), among the parties hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Transfer and Administration Agreement.

RECITALS

WHEREAS, Tech Data, including in its capacity as the Collection Agent, and the Transferor (collectively, the “Tech Data Parties”) have informed the Administrative Agent, the Class Agents, the Class Conduits and the Class Investors (collectively, the “Waiving Parties”), that (a) Tech Data will restate and the Transferor may restate some or all of their respective financial statements for (i) the fiscal years ended January 31, 2011 and January 31, 2012, (ii) the fiscal quarters ended April 30, 2012, July 31, 2012 and October 31, 2012 (sub clauses (a)(i) and (a)(ii) collectively, the “Prior Financial Statements”), (b) Tech Data will restate some or all of its financial statements for the fiscal quarter and fiscal year ended January 31, 2013 (the “Tech Data 2013 Financial Statements”), which were included in the earnings release dated March 4, 2013, and (c) the Transferor may restate some or all of its financial statements for the fiscal quarter and fiscal year ended January 31, 2013 (the “Transferor 2013 Financial Statements” and, together with the Tech Data 2013 Financial Statements, the “2013 Financial Statements”), each to correct improprieties primarily related to how Tech Data’s United Kingdom subsidiary reflected vendor accounting (the “Specified Financial Reporting Matters”);

WHEREAS, as a result of the Specified Financial Reporting Matters, Tech Data filed a Form 12b-25 (Notification of Late Filing) with the Securities and Exchange Commission (the “SEC”) on April 1, 2013 (the “SEC Filing”), a copy of which is attached hereto as Exhibit A, indicating it will be unable to produce the Tech Data 2013 Financial Statements within the time frame required by the SEC for the filing by Tech Data as part of its Annual Report on Form 10-K;

WHEREAS, the Tech Data Parties have further informed the Waiving Parties that, as a result of the Specified Financial Reporting Matters, (i) the Transferor will be unable to deliver to the Waiving Parties the Transferor 2013 Financial Statements when and as required by Section 5.1(a)(i) of the Transfer and Administration Agreement, (ii) Tech Data will be unable to deliver to the Waiving Parties the Tech Data 2013 Financial Statements, together with the related certificate of its independent certified public accountants when and as required by Section 5.3(a)(i) of the Transfer and Administration Agreement and (iii) Tech Data

and the Transferor will be unable to deliver the Compliance Certificates when and as required by Sections 5.1(a)(iii) and 5.3(a)(iii) of the Transfer and Administration Agreement;

WHEREAS, the Tech Data Parties have further informed the Waiving Parties that, as a result of the Specified Financial Reporting Matters, (i) the Transferor expects that it may be unable to deliver to the Waiving Parties its financial statements for its fiscal quarter ending April 30, 2013 (the “Transferor Affected Quarterly Financial Statements”) when and as required by Section 5.1(a)(ii) of the Transfer and Administration Agreement, (ii) Tech Data expects that it may be unable to deliver to the Waiving Parties its financial statements for its fiscal quarter ending April 30, 2013 (the “Tech Data Affected Quarterly Financial Statements” and, together with the Transferor Affected Quarterly Financial Statements, the “Affected Quarterly Financial Statements”) when and as required by Section 5.3(a)(ii) of the Transfer and Administration Agreement and (iii) Tech Data and the Transferor expect that they may be unable to deliver the related Compliance Certificates when and as required by Sections 5.1(a)(iii) and 5.3(a)(iii) of the Transfer and Administration Agreement;

WHEREAS, the Tech Data Parties have requested that the Waiving Parties (i) extend the required date of delivery for the Transferor 2013 Financial Statements required by Section 5.1(a)(i) of the Transfer and Administration Agreement, (ii) extend the required date of delivery for the Tech Data 2013 Financial Statements and the related certificate of Tech Data’s independent certified public accountants required by Section 5.3(a)(i) of the Transfer and Administration Agreement, (iii) extend the required date of delivery of the Affected Quarterly Financial Statements required by Sections 5.1(a)(ii) and 5.3(a)(ii) of the Transfer and Administration Agreement, (iv) extend the required date of delivery of the related Compliance Certificates required by Sections 5.1(a)(iii) and 5.3(a)(iii) of the Transfer and Administration Agreement, and (v) agree to waive any Termination Events that would otherwise arise under Sections 7.1(c) or 7.1(d) of the Transfer and Administration Agreement as a result of any non-compliance with Section 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii), 5.3(a)(i), 5.3(a)(ii) or 5.3(a)(iii) related to the late delivery of the 2013 Financial Statements, the potential late delivery of the Affected Quarterly Financial Statements and the late delivery and potential late delivery of the related Compliance Certificates;

WHEREAS, the Tech Data Parties have informed the Waiving Parties that, as a result of the Specified Financial Reporting Matters, (i) certain certifications, representations and warranties of the Tech Data Parties contained in or made pursuant to the Transfer and Administration Agreement, past amendments to the Transfer and Administration Agreement or other Transaction Documents (or any document delivered in connection therewith) may have been inaccurate when previously made or may not be accurate if made in the event of any Transfer under the Transfer and Administration Agreement, (ii) the covenants set forth in Section 5.1(a), 5.1(e), 5.1(m), 5.3(a), 5.3(c) or 5.3(e) of the Transfer and Administration Agreement may have been violated, (iii) certain conditions precedent to the effectiveness of past amendments to the Transfer and Administration Agreement may not have been satisfied and (iv) certain defaults or events of default may have occurred under agreements or instruments, executed by the Tech Data Parties or any Subsidiary of Tech Data, under which Indebtedness greater than $50,000,000 was created or is governed (collectively, the “Prior Potential Defaults”);

WHEREAS, the Prior Potential Defaults, if not waived by the Waiving Parties, may have resulted in or will result in Termination Events under the Transfer and Administration Agreement, and therefore the Tech Data Parties have requested that the Waiving Parties agree to waive, and the Waiving Parties have agreed to waive, any Termination Event under Section 7.1(a), 7.1(b), 7.1(c), 7.1(d), 7.1(e), 7.1(f) or 7.1(j) of the Transfer and Administration Agreement that may have occurred due to or resulting from the Prior Potential Defaults;

WHEREAS, the Tech Data Parties have informed the Waiving Parties that certain Receivables arising from Contracts where merchandise is sold or services rendered to Obligors who are Affiliates of Tech Data (the “Affiliate Receivables”) were omitted or incorrectly reported in Investor Reports, may have been omitted or incorrectly reported in the Transferor’s and Tech Data’s master data processing records and may not have been properly legended in the electronic records of the Transferor and Tech Data (the “Specified Affiliate Receivables Matters”);

WHEREAS, the Tech Data Parties have informed the Waiving Parties that, as a result of the Specified Affiliate Receivables Matters, (i) certain certifications, representations and warranties of the Tech Data Parties contained in or made pursuant to the Transfer and Administration Agreement, past amendments to the Transfer and Administration Agreement or other Transaction Documents (or any document delivered in connection therewith) may have been inaccurate when previously made or may not be accurate if made in the event of any Transfer under the Transfer and Administration Agreement, (ii) the covenants set forth in Section 2.8(a)(y), 2.11, 5.1(e), 5.1(j), 5.1(n), 5.2(h), 5.3(e), 5.3(k) or 6.2(a) of the Transfer and Administration Agreement may have been violated and (iii) certain conditions precedent to effectiveness of past amendments to the Transfer and Administration Agreement may not have been satisfied (collectively, the “Potential Receivables Reporting Violations”);

WHEREAS, the Potential Receivables Reporting Violations, if not waived by the Waiving Parties, may have resulted in or will result in Termination Events under the Transfer and Administration Agreement, and therefore the Tech Data Parties have requested that the Waiving Parties agree to waive, and the Waiving Parties have agreed to waive, any Termination Event under Section 7.1(a), 7.1(b), 7.1(c), 7.1(d) or 7.1(e) of the Transfer and Administration Agreement that may have occurred due to or resulting from the Potential Receivables Reporting Violations;

WHEREAS, Tech Data, as Seller under the Purchase Agreement, has further requested that each of Tech Data’s Affiliates be designated as Obligors whose indebtedness is not to be included in the Receivables sold to the Transferor under the Purchase Agreement, and the Transferor and the Administrative Agent have agreed to consent to such designation under Section 2.1(a) of the Purchase Agreement, and the Tech Data Parties and the Waiving Parties have further agreed that such designation shall be effective immediately;

WHEREAS, in addition to the foregoing, the Tech Data Parties have informed the Waiving Parties that the Transferor has failed to provide separate entity-level unaudited financial statements and related Compliance Certificates for the fiscal quarters ended April 30, 2012, July 31, 2012 and October 31, 2012 when and as required by Sections 5.1(a)(ii) and 5.1(a)(iii) of the Transfer and Administration Agreement (the “Specified Transferor Matters”);

WHEREAS, the Tech Data Parties have informed the Waiving Parties that, as a result of the Specified Transferor Matters, (i) certain certifications, representations and warranties of the Transferor contained in or made pursuant to the Transfer and Administration Agreement, past amendments to the Transfer and Administration Agreement or other Transaction Documents (or any document delivered in connection therewith) may have been inaccurate when previously made or may not be accurate if made in the event of any Transfer under the Transfer and Administration Agreement, (ii) the covenants set forth in Sections 5.1(a)(ii), 5.1(a)(iii), 5.1(a)(iv) and 5.3(a)(iii) of the Transfer and Administration Agreement were violated and (iii) certain conditions precedent to effectiveness of past amendments to the Transfer and Administration Agreement may not have been satisfied (collectively, the “Potential Transferor Violations”); and

WHEREAS, the Potential Transferor Violations, if not waived by the Waiving Parties, may have resulted in or will result in Termination Events under the Transfer and Administration Agreement, and therefore the Tech Data Parties have requested that the Waiving Parties agree to waive, and the Waiving Parties have agreed to waive, any Termination Events under Section 7.1(a), 7.1(b), 7.1(c), 7.1(d) or 7.1(e) of the Transfer and Administration Agreement that may have occurred due to or resulting from the Potential Transferor Violations.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Waivers. Effective as of the Waiver Effective Date (as defined below), the Waiving Parties hereby agree to:

(a)    waive, until July 31, 2013, to the extent resulting from the Specified Financial Reporting Matters: (i) compliance with Sections 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii), 5.3(a)(i), 5.3(a)(ii) and 5.3(a)(iii) of the Transfer and Administration Agreement, as applicable, with respect to the 2013 Financial Statements, the Affected Quarterly Financial Statements and the related Compliance Certificates and (ii) any Termination Events that would otherwise arise under Sections 7.1(c) or 7.1(d) of the Transfer and Administration Agreement with respect to the 2013 Financial Statements, the Affected Quarterly Financial Statements or the Compliance Certificates as a result of any non-compliance with Sections 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii), 5.3(a)(i), 5.3(a)(ii) and 5.3(a)(iii); provided that it is understood and agreed that failure by Tech Data or the Transferor to deliver their respective 2013 Financial Statements, together with Tech Data’s related certificate of its independent certified public accountants, and their respective Affected Quarterly Financial Statements on or before July 31, 2013 in accordance with the terms of Section 5.1(a)(i), 5.1(a)(ii), 5.3(a)(i) or 5.3(a)(ii), as applicable, of the Transfer and Administration Agreement, or failure by the Transferor or Tech Data to deliver their respective Compliance Certificates in accordance with the terms of Section 5.1(a)(iii) or 5.3(a)(iii), as applicable, of the Transfer and Administration Agreement shall constitute an immediate Termination Event;

(b)    waive, to the extent resulting from the Specified Financial Reporting Matters: (i) all breaches of certifications, representations and warranties made under the Transfer and Administration Agreement, past amendments to the Transfer and Administration Agreement or other Transaction Documents (or any document delivered in connection therewith), including, for the avoidance of doubt, any certifications, representations and warranties made in the event of any Transfer under the Transfer and Administration Agreement prior to July 31, 2013, (ii) all Termination Events or Potential Termination Events caused by violations, if any, of Section 5.1(a), 5.1(e), 5.1(m), 5.3(a), 5.3(c) or 5.3(e) of the Transfer and Administration Agreement, (iii) the failure to satisfy any conditions precedent in connection with any past amendments to the Transfer and Administration Agreement, (iv) any Termination Events that would otherwise arise or have arisen under Section 7.1(a), 7.1(b), 7.1(c), 7.1(d) or 7.1(e) of the Transfer and Administration Agreement as a result of non-compliance with any of the items listed in subclauses (i), (ii) or (iii) immediately above, (v) any Termination Event that would arise or have arisen under Section 7.1(f) of the Transfer and Administration Agreement as a result of any default under any Indebtedness that would have permitted or, would permit, as a result of any breaches by any Tech Data Party occurring prior to July 31, 2013, the holders of such Indebtedness to declare such Indebtedness due prior to its stated maturity, as a result of (A) breaches of information accuracy or compliance obligations, covenants, conditions precedent, certifications, representations or warranties relating to the Specified Financial Reporting Matters or (B) any failure to file with the SEC or deliver to holders of any Indebtedness the 2013 Financial Statements, the Affected Quarterly Financial Statements (including any related certificates of independent public accountants or compliance certificates) or any other document required to be delivered in connection therewith, as and when required by the terms of such Indebtedness resulting from the Specified Financial Reporting Matters, and (vi) any Termination Event that would or may have arisen under Section 7.1(j) of the Transfer and Administration Agreement as a result of materially affecting Tech Data’s ability to perform any of its waived obligations set forth above; provided that it is understood and agreed that failure of the Tech Data Parties to deliver restated Prior Financial Statements and restated 2013 Financial Statements on or before July 31, 2013 (which, in the case of Tech Data, may be provided as part of Tech Data’s Annual Report on Form 10-K for fiscal year ended January 31, 2013) that are substantially consistent with the information included in the SEC Filing, including substantially consistent with the estimates of reduction of consolidated operating income and consolidated net income set forth in Part IV of the SEC Filing shall constitute an immediate Termination Event, except as may be further amended upon mutual agreement between the Tech Data Parties and the Waiving Parties;

(c)    waive, to the extent resulting from the Specified Affiliate Receivables Matters: (i) all breaches of certifications, representations and warranties made under the Transfer and Administration Agreement, past amendments to the Transfer and Administration Agreement or other Transaction Documents (or any document delivered in connection therewith), (ii) all Termination Events or Potential Termination Events caused by violations, if any, of Section 2.8(a)(y), 2.11, 5.1(e), 5.1(j), 5.1(n), 5.2(h), 5.3(e) or 5.3(k) of the Transfer and Administration Agreement or the duties of the Collection Agent with respect to Records relating to the Affiliate Receivables under Section 6.2(a) of the Transfer and Administration Agreement, (iii) the failure to satisfy any conditions precedent in connection with any past amendments to the Transfer and Administration Agreement, and (iv) any Termination Events that would otherwise arise or have arisen under Section 7.1(a), 7.1(b), 7.1(c), 7.1(d) or 7.1(e) of the Transfer and Administration Agreement as a result of non-compliance with any of the items listed in subclauses (i), (ii) or (iii) immediately above; and

(d)    waive, to the extent resulting from the Specified Transferor Matters: (i) all breaches of certifications, representations and warranties made under the Transfer and Administration Agreement, past amendments to the Transfer and Administration Agreement or other Transaction Documents (or any document delivered in connection therewith), (ii) all Termination Events or Potential Termination Events caused by violations, if any, of Section 5.1(a)(ii), 5.1(a)(iii), 5.1(a)(iv) or 5.3(a)(iii) of the Transfer and Administration Agreement, (iii) the failure to satisfy any conditions precedent in connection with any past amendments to the Transfer and Administration Agreement, and (iv) any Termination Events that would otherwise arise or have arisen under Section 7.1(a), 7.1(b), 7.1(c), 7.1(d) or 7.1(e) of the Transfer and Administration Agreement as a result of non-compliance with any of the items listed in subclauses (i), (ii) or (iii) immediately above.

The above waivers do not modify or affect the Tech Data Parties’ obligations to comply fully with (i) the terms of the Transfer and Administration Agreement (including, without limitation, Sections 3.1, 3.2, 3.3, 3.4, 5.1, 5.2, 5.3 and 7.1) for any future periods with respect to the Specified Financial Reporting Matters, the Specified Affiliate Receivables Matters or the Specified Transferor Matters except as set forth above, or any other duty, term, condition or covenant contained in the Transfer and Administration Agreement or any other Transaction Document except as expressly provided herein, (ii) the terms of Section 5.5 for any past period (including the periods covered by the Prior Financial Statements and the 2013 Financial Statements) or any subsequent period, (iii) the obligations of any Tech Data Party to comply with the terms of any other Indebtedness, it being understood that no Termination Event under Section 7.1(f) is being waived with respect to any defaults or potential defaults under any Indebtedness arising subsequent to the restatement of the Prior Financial Statements or the 2013 Financial Statements (whether or not relating to Specified Financial

Reporting Matters) or arising other than as a result of the Specified Financial Reporting Matters or (iv) the obligations of any Tech Data Party to comply with the provisions of the Transfer and Administration Agreement and the other Transaction Documents relating to Collections of Affiliate Receivables for any past period (including any period during which there were Potential Receivables Reporting Violations) or any subsequent period. The above waivers are limited solely to the specific waivers identified above and nothing contained in this Limited Waiver shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any other Waiving Party may have under the Transfer and Administration Agreement or any other Transaction Document or under applicable law.

2.    Consent to Waiver for Transaction Documents. The Waiving Parties hereby consent, as required by Section 5.2(h) of the Transfer and Administration Agreement, to the entry by the Transferor and Tech Data into a limited waiver with respect to the Purchase Agreement, the Credit Agreement and the Promissory Note, which shall be substantially in the form attached hereto as Exhibit B (the “Transaction Documents Waiver”).

3.    Consent Relating to Affiliate Receivables. Each of the Transferor and the Administrative Agent hereby consent, as required by Section 2.1(a) of the Purchase Agreement, and each of the Waiving Parties hereby consent, as required by Section 5.2(h) of the Transfer and Administration Agreement, to the designation, effective immediately, of Tech Data’s Affiliates as Obligors whose indebtedness is not to be included in the Receivables sold to the Transferor under the Purchase Agreement.

4.    Condition Precedent. This Limited Waiver shall be effective upon receipt by the Administrative Agent of (i) the counterparts of this Limited Waiver duly executed by the Tech Data Parties and the Waiving Parties and (ii) the counterparts of the Transaction Documents Waiver duly executed by Tech Data and the Transferor (the “Waiver Effective Date”).

5.    Miscellaneous.

(a)    The Transfer and Administration Agreement, and the obligations of the Tech Data Parties thereunder and under the other Transaction Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Both immediately before and after giving effect to this Limited Waiver, each Tech Data Party represents and warrants to the Waiving Parties that, to its knowledge: (i) the Specified Financial Reporting Matters will not affect the value or collectability of the Receivables; (ii) except as provided in clause (iii) below, any Receivables that, as a result of the Specified Financial Reporting Matters, may be the subject of restatement or with respect to which Section 5.1(e) or 5.3(e) may have been violated, were not Eligible Receivables during any time period affected by the foregoing; (iii) to the extent any Receivables affected by the correction of previously unadjusted differences as part of the restatement constituted Eligible Receivables during any relevant period, such Receivables have been collected or do not currently constitute Eligible Receivables; and (iv) notwithstanding the Potential Receivables Reporting Violations, the Tech Data Parties have complied with all other obligations applicable to the Affiliate Receivables, including without limitation the other provisions of Section 2.8, the provisions of Sections 5.1(h), 5.1(i), 5.2(a), 5.3(h), 5.3(i) and 5.4(a) and the duties of the Collection Agent (other than with respect to the Records relating to the Affiliate Receivables) under Article VI of the Transfer and Administration Agreement and none of the Potential Receivables Reporting Violations or any other act or omission of any Tech Data Party relating to the Specified Affiliate Receivables Matters constitutes, or is expected to constitute, a

Termination Event or Potential Termination Event under Section 7.1(h) of the Transfer and Administration Agreement.

(c)    After giving effect to this Limited Waiver, the Transferor represents and warrants to the Waiving Parties that (i) except with respect to the Specified Financial Reporting Matters, the Specified Affiliate Receivables Matters and the Specified Transferor Matters, the representations and warranties of the Transferor set forth in Section 3.1 of the Transfer and Administration Agreement and in each other Transaction Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Specified Financial Reporting Matters, the Specified Affiliate Receivables Matters and the Specified Transferor Matters, no event has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

(d)    After giving effect to this Limited Waiver, the Collection Agent represents and warrants to the Waiving Parties that (i) except with respect to the Specified Financial Reporting Matters, the Specified Affiliate Receivables Matters and the Specified Transferor Matters, the representations and warranties of the Collection Agent set forth in Section 3.3 of the Transfer and Administration Agreement and in each other Transaction Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Specified Financial Reporting Matters, the Specified Affiliate Receivables Matters and the Specified Transferor Matters, no event has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

(e)    This Limited Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Limited Waiver by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    The headings of this Limited Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

(g)    THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TECH DATA FINANCE SPV, INC.,
as Transferor

By:     /s/ Charles V. Dannewitz
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer

TECH DATA CORPORATION,
as Collection Agent

By: :     /s/ Charles V. Dannewitz
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer

Limited Waiver – April 2013

LIBERTY STREET FUNDING CORP.

By: /s/    Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as Liberty
Agent and as a Liberty Bank Investor

By:      /s/ Diane Emanuel
Name: Diane Emanuel
    Title: Managing Director

Limited Waiver – April 2013

CHARIOT FUNDING LLC

By:    JPMorgan Chase Bank, N.A., its attorney-in-fact

By:      /s/ Corina Mills
Name: Corina Mills
    Title: Executive Director

JPMORGAN CHASE BANK, N.A, as Falcon Agent
and as a Falcon Bank Investor

By:      /s/ Corina Mills
Name: Corina Mills
    Title: Executive Director

Limited Waiver – April 2013

BANK OF AMERICA, NATIONAL ASSOCIATION, as
Administrative Agent and as a SUSI Issuer Bank Investor

By:     /s/ Steven Maysonet
    Name: Steven Maysonet
    Title: Vice President

Limited Waiver – April 2013

EXHIBIT A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 12b-25 NOTIFICATION OF LATE FILING

SEC FILE NUMBER:  0-14625
CUSIP NUMBER:  878237106

(Check one):	x Form 10-K	o Form 20-F	o Form 11-K	o Form 10-Q	o Form 10-D
	o Form N-SAR	o Form N-CSR

	For Period Ended:	January 31, 2013
o Transition Report on Form 10-K
o Transition Report on Form 20-F
o Transition Report on Form 11-K
o Transition Report on Form 10-Q
o Transition Report on Form N-SAR
For the Transition Period Ended:

. Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

PART I — REGISTRANT INFORMATION

Tech Data Corporation
Full Name of Registrant
N/A
Former Name if Applicable
5350 Tech Data Drive
Address of Principal Executive Office (Street and Number)
Clearwater, Florida 33760
City, State and Zip Code

Limited Waiver – April 2013

PART II — RULES 12b-25(b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

(a)	The reason described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense
(b)
The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F, Form 11-K, Form N-SAR or Form N-CSR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report or transition report on Form 10-Q or subject distribution report on Form 10-D, or portion thereof, will be filed on or before the fifth calendar day following the prescribed due date; and

(c)	The accountant’s statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

PART III — NARRATIVE

State below in reasonable detail why Forms 10-K, 20-F, 11-K, 10-Q, 10-D, N-SAR, N-CSR, or the transition report or portion thereof, could not be filed within the prescribed time period.
Tech Data Corporation (the Company”) has determined that it is unable to file its Annual Report on Form 10-K (the “Form 10-K”) for the year ended January 31, 2013 within the prescribed time period because it requires additional time to complete the required financial statements and restatement described below. The Company cannot predict when it will complete the restatement, but expects that it will do so beyond the permitted 15-day extension of the prescribed due date of April 1, 2013.
On March 21, 2013, the Company disclosed in a Current Report on Form 8-K that the Audit Committee of its Board of Directors, on the recommendation of management, and after consultation with the Company's independent accountants, Ernst & Young LLP, concluded that the Company would be required to restate some or all of its previously issued quarterly and audited annual financial statements for the fiscal years 2011 and 2012 and some or all of the quarters of fiscal year 2013, including the financial statements in the Company’s fourth quarter and fiscal year 2013 earnings release dated March 4, 2013. The Company anticipates that the restatement will be made to correct improprieties primarily related to how the Company's U.K. subsidiary reflected vendor accounting.

Limited Waiver – April 2013

PART IV — OTHER INFORMATION

(1)	Name and telephone number of person to contact in regard to this notification
	Jeffery P. Howells	(727)	539-7429
	(Name)	(Area Code)	(Telephone Number)

(2)
Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s).

			x Yes No

(3)
Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?

			x Yes No
	If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

As announced by the Company on March 21, 2013, the Company estimates that the restatement will reduce previously reported consolidated operating income by an aggregate amount of approximately $30 million to $40 million, and consolidated net income by an aggregate amount of approximately $25 million to $33 million, over the three fiscal year periods affected by the restatement. These preliminary estimates are based on currently available information and are subject to change during the course of the ongoing investigation of this matter.
While the Company anticipates that there will be changes in its results of operations for the quarter and fiscal year ended January 31, 2013, it is unable to present a reasonable estimate of those results at this time.
Forward Looking Statements
The report includes "forward-looking statements" within the meaning of the federal securities laws and regulations, including those regarding the Company's intent to restate its prior financial statements, the scope of the restatement, the estimated impact of the restatement and the expected timing of filing the restated financial reports. There can be no assurance that the Company's management, Audit Committee or independent registered public accounting firm will not reach conclusions that are different from management's preliminary identification of issues. These statements are subject to risks and uncertainties, including the risk that additional information relating to the scope of the improprieties may arise from the ongoing review of this matter, the risk that the process of preparing the financial statements or other subsequent events would require the Company to make additional adjustments, the time and effort required to complete the restatement and the ramifications of the Company's potential inability to

Limited Waiver – April 2013

timely file required reports. Forward-looking statements reflect management's analysis as of the filing date of this Notice, and the Company does not undertake to revise these statements to reflect subsequent developments.

Limited Waiver – April 2013

Tech Data Corporation

(Name of Registrant as Specified in Charter)
has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.

Date	April 1, 2013	By	/s/ Jeffery P. Howells
Jeffery P. Howells Executive Vice President and Chief Financial Officer (principal financial officer)

Limited Waiver – April 2013

EXHIBIT B

LIMITED WAIVER

THIS LIMITED WAIVER dated as of April 29, 2013 (this “Limited Waiver”) is entered into between TECH DATA CORPORATION, a Florida corporation (“Tech Data”), and TECH DATA FINANCE SPV, INC., a Delaware corporation (the “SPV”), in connection with (i) that certain Receivables Purchase and Servicing Agreement dated as of May 19, 2000 between Tech Data, as seller, and the SPV, as purchaser (the “Purchase Agreement”), (ii) that certain Credit Agreement dated as of May 19, 2000 between Tech Data, as borrower, and the SPV, as lender (the “Receivables Credit Agreement”) and (iii) that certain Promissory Note dated as of May 19, 2000 by Tech Data, as borrower, in favor of the SPV, as lender (the “Promissory Note” and, together with the Purchase Agreement and the Receivables Credit Agreement, the “Transaction Documents”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement or the Receivables Credit Agreement, as applicable.

RECITALS

WHEREAS, Tech Data has informed the SPV that Tech Data will restate some or all of its financial statements for (i) the fiscal years ended January 31, 2011 and January 31, 2012, (ii) the fiscal quarters ended April 30, 2012, July 31, 2012 and October 31, 2012 (sub clauses (i) and (ii) collectively, the “Prior Financial Statements”) and (iii) the fiscal quarter and fiscal year ended January 31, 2013 (the “2013 Financial Statements”), which were included in the earnings release dated March 4, 2013, each to correct improprieties primarily related to how Tech Data’s United Kingdom subsidiary reflected vendor accounting (the “Specified Financial Matters”);

WHEREAS, as a result of the Specified Financial Matters, Tech Data filed a Form 12b-25 (Notification of Late Filing) with the Securities and Exchange Commission (the “SEC”) on April 1, 2013 (the “SEC Filing”), a copy of which is attached hereto as Exhibit A, indicating it will be unable to produce the 2013 Financial Statements within the time frame required by the SEC for the filing by Tech Data as part of its Annual Report on Form 10-K;

WHEREAS, Tech Data has informed the SPV that certain Receivables arising from contracts where merchandise is sold or services rendered to obligors who are affiliates of Tech Data were omitted or incorrectly reported in investor reports required by the TAA (as defined below), may have been omitted or incorrectly reported in the SPV’s and Tech Data’s master data processing records, and may not have been properly legended in the electronic records of the SPV and Tech Data (the “Specified Affiliate Receivables Matters”);

WHEREAS, Tech Data has informed the SPV that, as a result of the Specified Financial Matters and the Specified Affiliate Receivables Matters, (i) certain certifications, representations and warranties of Tech Data contained in or made pursuant to the Transaction Documents (or any document delivered in connection therewith) may have been inaccurate when previously made or may not be accurate if made in the future, (ii) certain covenants included in the Transaction Documents may have been violated, (iii) certain conditions precedent included in the Transaction Documents may not have been satisfied and (iv) certain defaults or events of default may have occurred under agreements or instruments relating to Tech Data’s Indebtedness (collectively, the “Prior Potential Defaults”);

WHEREAS, the Prior Potential Defaults, if not waived by the SPV, may have resulted in or will result in certain Termination Events under the Purchase Agreement or defaults under the Receivables Credit

Agreement, and therefore Tech Data has requested that the SPV agree to waive, and the SPV has agreed to waive, certain Termination Events under the Purchase Agreement and defaults under the Receivables Credit Agreement that may occur or have occurred due to or resulting from the Prior Potential Defaults;

WHEREAS, concurrent with the entry into this Limited Waiver, a limited waiver with respect to the Transfer and Administration Agreement dated May 19, 2000, as last amended by Amendment No. 18 thereto, dated as of October 31, 2012 (the “TAA”), will be entered into among Tech Data, the SPV and the Waiving Parties (as defined therein) (the “TAA Waiver”); and

WHEREAS, the Waiving Parties have consented in the TAA Waiver, as required by Section 5.2(h) of the TAA, to the entry into this Limited Waiver.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Waivers. Effective as of the Waiver Effective Date (as defined below), the SPV hereby agrees to:

(a)    waive, to the extent resulting from the Specified Financial Matters: (i) all breaches of certifications, representations and warranties made under any of the Transaction Documents, or any document delivered in connection therewith, including, for the avoidance of doubt, any certifications, representations and warranties to be made under any of the Transaction Documents prior to July 31, 2013, (ii) all Termination Events caused by violations, if any, of Section 4.3(a), 4.3(d), 4.3(f) or 4.3(h) of the Purchase Agreement, (iii) all defaults caused by violations, if any, of Section 7(a) or 7(c) of the Receivables Credit Agreement, (iv) the failure to satisfy the conditions precedent set forth in Sections 9(a), 9(b) and 9(c) of the Receivables Credit Agreement regarding the provision of Advances by the SPV, (v) any Termination Events that would arise or have arisen under Section 6.2(b), 6.2(c), 6.2(d) or 6.2(f) of the Purchase Agreement as a result of non-compliance with any of the items listed in subclauses (i) or (ii) immediately above, and (vi) any default that would arise or have arisen under Section 10(b), 10(c) or 10(d) of the Receivables Credit Agreement as a result of non-compliance with any of the items listed in subclauses (i), (iii) or (iv) immediately above; provided that it is understood and agreed that failure of Tech Data to deliver restated Prior Financial Statements on or before July 31, 2013 (which may be provided as part of Tech Data’s Annual Report on Form 10-K for fiscal year ended January 31, 2013) that are substantially consistent with the information included in the SEC Filing, including substantially consistent with the estimates of reduction of consolidated operating income and consolidated net income set forth in Part IV of the SEC Filing, shall constitute an immediate Termination Event under the Purchase Agreement and default under the Receivables Credit Agreement, except as may be further amended upon mutual agreement between Tech Data and the SPV;

(b)    waive, to the extent resulting from the Specified Affiliate Receivables Matters: (i) all breaches of certifications, representations and warranties made under any of the Transaction Documents, or any document delivered in connection therewith, including, for the avoidance of doubt, any certifications, representations and warranties to be made under any of the Transaction Documents prior to July 31, 2013, (ii) all Termination Events caused by violations, if any, of Section 2.1(e), 4.3(d), 4.3(f), 4.3(g) or 4.3(l) of the Purchase Agreement, (iii) all defaults caused by violations, if any, of Section 7(c) of the Receivables Credit Agreement, (iv) the failure to satisfy the conditions precedent set forth in Sections 9(a), 9(b) and 9(c) of the Receivables Credit Agreement regarding the provision of Advances by the SPV, (v) any Termination Events that would arise or have arisen under Section 6.2(b), 6.2(c) or 6.2(f) of the Purchase Agreement as a result of non-compliance with any of the items listed in subclauses (i) or (ii) immediately above, (vi) any default that would arise or have arisen under Section 10(c) or 10(d) of the Receivables Credit Agreement as a result of non-compliance with any of the items listed in subclauses (i), (iii) or (iv) immediately above, and (vii) any Termination Events under Section 6.2(d) of the Purchase Agreement or any defaults under Section 10(b) of the Receivables Credit Agreement that would arise or have arisen as a result of any cross default under any other indebtedness or obligation for borrowed money that would permit acceleration thereof as a result of any of the Termination Events, Unmatured Termination Events, defaults or potential defaults described in subclauses (v) or (vi) immediately above; and

(c)    waive any right that existed or may exist to terminate the Promissory Note, provided for in the sixth paragraph thereof, as a result of an event of default that arose or may arise under the Transaction Documents or the TAA and occurred as a result of the Specified Financial Matters or the Specified Affiliate Receivables Matters, which have been waived by the SPV in Section 1(a) or 1(b) of this Limited Waiver.

Except as expressly provided herein, the above waivers do not modify or affect (i) Tech Data’s obligations to comply fully with the terms of the Transaction Documents for any future periods or, other than with respect to the Specified Financial Matters or the Specified Affiliate Receivables Matters, any other duty, term, condition or covenant contained in the Transaction Documents or (ii) the obligation of Tech Data to comply with the terms of any other Indebtedness, it being understood that no Termination Event under Section 6.2(d) of the Purchase Agreement or default under Section 10(b) of the Receivables Credit Agreement is being waived with respect to any defaults or potential defaults under any Indebtedness arising subsequent to the restatement of the Prior Financial Statements (whether or not relating to the Specified Financial Matters or the Specified Affiliate Receivables Matters) or arising other than as a result of the Specified Financial Matters or the Specified Affiliate Receivables Matters. The above waivers are limited solely to the specific waivers identified above and nothing contained in this Limited Waiver shall be deemed to constitute a waiver of any other rights or remedies the SPV may have under the Transaction Documents or under applicable law.

2.    Condition Precedent. This Limited Waiver shall be effective upon receipt by the SPV of (i) the counterparts of this Limited Waiver duly executed by Tech Data and the SPV and (ii) the counterparts of the TAA Waiver duly executed by Tech Data, the SPV and the Waiving Parties (the “Waiver Effective Date”).

3.    Miscellaneous.

(a)    The Transaction Documents, and the obligations of Tech Data thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    After giving effect to this Limited Waiver, Tech Data represents and warrants to the SPV that (i) except with respect to the Specified Financial Matters and the Specified Affiliate Receivables Matters, the representations and warranties of Tech Data set forth in Section 4.1 of the Purchase Agreement and Section 8 of the Receivables Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Specified Financial Matters and the Specified Affiliate Receivables Matters, no event has occurred and is continuing which constitutes a Termination Event under the Purchase Agreement or a default under the Receivables Credit Agreement.

(c)    This Limited Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Limited Waiver by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(d)    The headings of this Limited Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

(e)    THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TECH DATA CORPORATION

By:    /s/ Charles V. Dannewitz
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer

TECH DATA FINANCE SPV, INC.

By:     /s/ Charles V. Dannewitz
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer